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          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549


                       Form 8-K

                    CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF
          THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):August 27, 1998




           UNITED TENNESSEE BANKSHARES, INC.
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  (Exact name of registrant as specified in charter)



  Tennessee                 0-23551               62-1710108
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(State or other           (Commission         (I.R.S. Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



344 Broadway, Newport, Tennessee                     37821
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(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:(423)623-6088
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ITEM 5.   OTHER EVENTS.
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     On August 27, 1998, United Tennessee Bankshares, Inc. (the
"Registrant"), announced that it had received the approval of the Office of Thrift Supervision to repurchase 5.0% of its outstanding shares of common stock, approximately 72,737 shares. The Registrant's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.
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     Exhibit 99.1   Press Release dated August 27, 1998.
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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly author-ized.

                              UNITED TENNESSEE BANKSHARES, INC.




                              By: /s/ Richard G. Harwood
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                                  Richard G. Harwood
                                  President and Chief Executive
                                  Officer


Date: August 27, 1998